UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2010

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets

On October 1, 2010, Quicksilver Resources Inc. (“Quicksilver”) announced that pursuant to the terms of the Purchase Agreement (the “Purchase Agreement”) among Quicksilver, its wholly owned subsidiaries Cowtown Gas Processing L.P. and Cowtown Pipeline L.P. (the “Selling Subsidiaries”) and Crestwood Holdings LLC, formerly known as First Reserve Crestwood Holdings LLC (“Buyer”), dated July 22, 2010, as amended, Quicksilver, through the Selling Subsidiaries, sold to Buyer (i) all of its interests in Quicksilver Gas Services LP (“KGS”), including 100% of its interest in KGS’ general partner and all of its common units, subordinated units, general partner units and incentive distribution rights and (ii) the Subordinated Promissory Note, dated August 10, 2007, issued by KGS to Quicksilver.  In exchange, Quicksilver received $701 million in cash and may receive up to $72 million in future earn-out payments.

The foregoing summary of the Purchase Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to Quicksilver’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 and incorporated herein by reference.

Item 8.01.      Other Events

On October 1, 2010, Quicksilver issued a press release announcing that it had completed the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.      Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma financial information for the years ended December 31, 2009, 2008 and 2007 and the six months ended June 30, 2010 and as of June 30, 2010 is attached as exhibit 99.2.  The unaudited pro forma financial information for the years ended December 31, 2009, 2008 and 2007 and for the six months ended June 30, 2010 has been prepared as if the disposition had occurred on January 1, 2007.  The unaudited pro forma financial information as of June 30, 2010 has been prepared as if the disposition had occurred on June 30, 2010.  This information is not necessarily indicative of the results that actually would have resulted if the disposition had occurred on these dates or that may be attained in the future.

 (d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Quicksilver Resources Inc. announcing closing of the Crestwood Transaction
99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President - Chief Financial Officer

Date: October 7, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Quicksilver Resources Inc. announcing closing of the Crestwood Transaction
99.2	Unaudited Pro Forma Condensed Combined Financial Information